Exhibit 99.1

Applied Therapeutics March 2024

Various statements in this presentation concerning the Company’s future expectations, plans and prospects constitute forward-looking statements. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” the negative of these and other similar expressions are intended to identify such forward looking statements. Such statements, based as they are on the current analysis and expectations of management, inherently involve numerous risks and uncertainties, known and unknown, many of which are beyond the Company’s control. Such risks include, but are not limited to: the impact of general economic conditions, general conditions in the biopharmaceutical industries, changes in the global and regional regulatory environments in the jurisdictions in which the Company does or plans to do business, market volatility, fluctuations in costs and changes to the competitive environment, the Company’s ability to fund its working capital requirements and expectations regarding the sufficiency of our capital resources and the Company’s ability to achieve the anticipated benefits from the agreements entered into in connection with our partnership with Advanz Pharma. Consequently, actual future results may differ materially from the anticipated results expressed in the forward-looking statements. In the case of forward-looking statements regarding investigational product candidates and continuing further development efforts, specific risks which could cause actual results to differ materially from the Company’s current analysis and expectations include: failure to demonstrate the safety, tolerability and efficacy of our product candidates; final and quality controlled verification of data and the related analyses; the expense and uncertainty of obtaining regulatory approval, including from the U.S. Food and Drug Administration and European Medicines Agency; the possibility of having to conduct additional clinical trials and our reliance on third parties such as our licensors and collaboration partners regarding our suite of technologies and product candidates; the Company’s ability to take advantage of expedited regulatory pathways for any of our product candidates; the Company’s intellectual property position and the duration of its patent rights; developments or disputes concerning the Company’s intellectual property or other proprietary rights. Further, even if regulatory approval is obtained, biopharmaceutical products are generally subject to stringent on-going governmental regulation, challenges in gaining market acceptance and competition. These risks and uncertainties are described more fully under the caption ”Risk Factors” in the Company’s filings with the Securities and Exchange Commission. Other risks and uncertainties of which the Company is not currently aware may also affect Company’s forward-looking statements. The reader should not place undue reliance on any forward-looking statements included in this presentation. These statements speak only as of the date made and the Company is under no obligation and disavows any obligation to update or revise such statements as a result of any event, circumstances or otherwise, unless required by applicable legislation or regulation. Forward Looking Statements

3 Applying Science to Transform Lives Our mission is to create transformative, life-changing treatments for patients who desperately need them Targeting pathways with known roles in pathogenesis Novel compounds with improved potency/selectivity SCIENCE Clinical efficacy confirmed via biomarkers Pursuing expedited regulatory pathways Fatal or debilitating diseases with no approved therapies Limited / no competition DEVELOPMENT MARKET

Innovative Pipeline with Near-Term Milestones

Compound	Preclinical	Phase 1	Phase 2	Phase 3	Dosing	Target Tissue	Status	Rights
ALDOSE REDUCTASE FRANCHISE								
AT-007 (govorestat)	Galactosemia			ACTION	QD Oral	CNS	Pediatric Ph 3 outcomes trial completed; MAA validated Q4 2023 & NDA accepted Q1 2024; PDUFA date Aug 2024	ROW; ADVANZ PHARMA EU
AT-007 (govorestat)	SORD Deficiency			INSPIRE	QD Oral	CNS	Positive pilot study data; Phase 3 12-month interim data positive; 24 months ongoing	ROW; ADVANZ PHARMA EU
AT-007 (govorestat)	PMM2-CDG				QD Oral	CNS	Phase 2 ready; Expanded Access open	WW
AT-001	Diabetic Cardiomyopathy			ARISE-HF	BID Oral	Systemic	Ph 3 trial topline data reported	WW
AT-001	Diabetic Peripheral Neuropathy				BID Oral	Peripheral Nerve	Sub-study embedded in DbCM Ph 3 trial	WW
AT-003	Diabetic Retinopathy				Oral	Retina	Phase 1 ready	WW

APPLIED THERAPEUTICS
4

ALDOSE REDUCTASE First and rate limiting enzyme in the polyol pathway – an alternative metabolic pathway activated under stress Converts sugar to reduced sugar alcohols, which are toxic Prior attempts to inhibit Aldose Reductase were hindered by lack of selectivity and off-target tox issues 5 Aldose Reductase: An Enzyme Implicated in Multiple Metabolic Diseases Leads to cell death through osmotic dysregulation, reactive oxygen species sugar formation, and energy deficiencies alcohol Normal Metabolism Energy polyol pathway activation Osmotic stress Oxidative damage Energy depletion Cell death Applied Therapeutics’ compounds are 1,000X more potent than “old” Aldose Reductase Inhibitors and highly selective; no off-target inhibition of aldehyde reductase sugar sugar

Govorestat (AT-007) GALACTOSEMIA Positive adult & pediatric biomarker data Pediatric Ph 3 clinical outcomes study completed Regulatory submissions under review (MAA validated; NDA accepted) • Orphan Drug Designation • Pediatric Rare Disease Designation (PRV) • Fast-Track Designation

Galactosemia is a Rare Metabolic Disease With No Approved Therapies and Significant Unmet Need Disease Overview • Rare autosomal recessive metabolic disease caused by deficiencies in the GALT or GALK enzymes • Patients are unable to metabolize the simple sugar galactose, which is found in foods but also synthesized endogenously by the body • Results in long-term CNS complications including behavior and motor skills deficiencies, cognitive issues; tremor, speech problems; ovarian insufficiency in females • Progressively worsens with age Standard of Care/ Diagnosis • No approved therapies to treat Galactosemia • Mandatory newborn screening in US and most EU countries • Galactose-restricted diet implemented immediately after birth and adhered to for life • Dietary restriction prevents newborn fatalities but does not prevent long-term CNS complications due to endogenous galactose production by the body • Patients are primarily seen by metabolic geneticists Mechanism of Disease • People with Galactosemia are unable to metabolize galactose, which accumulates in cells and tissues • At abnormally high levels, galactose becomes a substrate for Aldose Reductase, which converts galactose to a toxic and aberrant metabolite, galactitol • Galactitol is highly toxic (especially to neurons) and causes redox derangement, cell death • Plasma galactitol level correlates with severity of disease Market Size/ Opportunity • Known prevalent and addressable population (~3K US, ~7K WW) • Small commercial footprint focused on KOLs at Centers of Excellence • Strong patient community engagement • Payer feedback supports access/pricing • Composition of matter IP through 2037 (not including extensions) Data on file: Symphony Claims Data, Feb. 2017-Jan. 2021. Phytila et al. JIMD Rep. 2015; 15: 79–93. Burgard et al. Report on the practices of newborn screening for rare disorders. 2011. Swaiman et al. Pediatric Neurology. 2018.

8 in vitro Pediatric Phase 1-2 Pediatric Phase 3 • Aldose Reductase inhibition: 1,000X greater potency • Selectivity: no off-target aldehyde reductase inhibition Animal Model • Prevents CNS complications (learning/ cognition) and cataracts in a rat model of Classic Galactosemia • Decreases toxic galactitol formation without compensatory increase in galactose or Gal-1p • Safe and well tolerated in healthy volunteers • Decreased plasma galactitol levels in adults with Galactosemia 46% (p<0.01) vs. placebo • Galactitol level at baseline correlated with severity of disease (p=0.004); strong mechanistic support • Safe and well tolerated • 40% reduction in galactitol (p<0.001) vs. placebo Govorestat Has Demonstrated Effectiveness in vitro, in vivo, and in Clinical Trials Adult Phase 1/2 • Phase 3 clinical outcomes demonstrate clinically meaningful benefit on activities of daily living, behavioral symptoms, cognition, fine motor skills and tremor • Change in clinical outcomes correlated with galactitol level

Deficiency in GALT or GALK Leads to Inability to Metabolize Galactose; AR Converts Excess Galactose to Toxic Galactitol Energy Production GALK GALT NORMAL METABOLISM Classic Galactosemia GALK Deficiency ALDOSE REDUCTASE galactitol toxic accumulation of galactitol galactitol no natural enzyme to metabolize galactitol galactitol GALACTOSEMIA 9 • CNS Complications: o Cognition/ Learning/ IQ/ Memory o Behavior/ Psychiatric o Motor Skills (Tremor, Ataxia) o Seizures o Speech Deficiencies • Other Complications: o Ovarian Insufficiency o Cataracts galactose Gal-1p Glucose-1-P AR = Aldose Reductase

Natural History: Galactosemia is a Progressive Disease that Worsens with Age; Disease Severity Correlates with Plasma Galactitol Level

Natural history of disease demonstrates progressive worsening with age



Speech
Cognition
Behavior
Motor Skills
Average
Below Avg
Severe

Baseline galactitol level correlates with severity of clinical functional outcomes



Speech
Cognition
Behavior
Motor Skills
Average
Below Avg
Severe



Plasma Galactitol Level Correlates with Overall Disease Severity*
p=0.004
Composite Severity Score
1
2
3
4
5
6
0
500
1000
1500
2000
2500
3000
Baseline Galactitol (ng/ml)

*Overall severity based on composite score comprised of 4 CNS quadrants

No correlation observed between Gal-1p and disease severity

APPLIED THERAPEUTICS

Abstract eP011: Progressive Worsening of Central Nervous System Phenotype in Children with Classic Galactosemia: a Cross-Sectional Analysis; ACMG 2021 conference; Perfetti R et al. Galactitol Level is a Predictor of Disease Severity in Children with Classic Galactosemia on Galactose Restricted Diet. Poster presented at: International Congress Inborn Errors of Metabolism Annual Meeting; November 21-23, 2021; Sydney, Australia.

10

Govorestat (AT-007) is a Selective, CNS Penetrant Aldose Reductase Inhibitor

Blocks production of the toxic metabolite galactitol


Metabolized to glucose + CO2
Galactonate
Removed from the body
GALACTOSE DEHYDROGENASE
galactose
ALDOSE REDUCTASE
galactitol
GALK Deficiency
GALK
Gal-1p
Classic Galactosemia
GALT
Glucose-1-P
Energy Production
CO2H
CF3
govorestat
2-(4-oxo-3-((5-(trifluoromethyl)benzo[d]thiazol-2-yl)methyl)-3,4-dihydrothieno[3,4-d]pyridazin-1-yl) acetic acid (govorestat)

Population	Dose
Adults	20mg/kg
Children >40kg	15mg/kg
Children 20-40kg	20mg/kg
Children <20kg	30mg/kg

- Govorestat is provided as a 200mg/ml oral suspension (for once-daily dosing)
- Dosed by weight to achieve uniform exposure in both pediatric patients and adults

APPLIED THERAPEUTICS

Phytila et al. *JIMD Rep.* 2015; 15: 79–93.; Burgard et al. *Report on the practices of newborn screening for rare disorders.* 2011; Swaiman et al. *Pediatric Neurology.* 2018.

11

Govorestat Significantly Reduced Galactitol Levels in the Galactosemia Adult Phase 1/2 Study (ACTION-Galactosemia); Safe and Well-Tolerated Single Ascending Dose (n=40) Multiple Ascending Dose (n=40, 7 days) 5 mg/kg single dose 5 mg/kg 27 Days Daily Dosing (n=4) Adult Galactosemia Patients Healthy Volunteers Placebo Single dose Placebo 27 Days Daily Dosing (n=6) 20 mg/kg Single dose 20mg/kg 27 Days Daily Dosing (n=4) 40 mg/kg* Single dose 40mg/kg 27 Days Daily Dosing (n=4) 12 Adult Phase 1/2 Study Design Safety • Favorable safety and tolerability in core study and 3-month extension Pharmacokinetics/ Pharmacodynamics • 20mg/kg dose selected as optimal dose • PK supports once-daily dosing • Rapid, sustained and significant reduction in plasma galactitol • Galactitol reduction in the brain demonstrated by MR Spectroscopy • No compensatory increase in galactose or Gal-1p -1600 -1400 -1200 -1000 -800 -600 -400 -200 0 PBO 5mg/kg 20 mg/kg 40 mg/kg Plasma Galactitol (ng/ml) Galactitol Reduction vs. Baseline (Individual Patient Values) Maximum Galactitol Reduction vs. Baseline Long-term Extension p<0.01 (20 mg/kg and 40 mg/kg vs. placebo)

ACTION-Galactosemia Kids Pediatric Registrational Clinical Study Design (47 Children Age 2-17)



PK/PD Dose Range Finding & Biomarker Data
Long-Term Clinical Outcomes
Screening/ Baseline 2:1 Randomization to Active or Placebo
Govorestat Dose Escalation
Biomarker Assessment of Galactitol
Clinical Outcomes Assessed Every 6 Months by Firewalled Committee
Placebo
Placebo cross to active in 18 month open-label extension
Baseline Clinical Outcomes
6 months
12 months
18 months
Primary Endpoint:
Global Assessment of Change (Global Statistical Test)
Composite Sum of Change in CNS function
Primary Sensitivity Analysis
Key Secondary Endpoints
Speech
OWLS 2
Oral Expression
Listening Comprehension
Behavior
BASC-Behavioral Symptoms
BASC-Daily Living Skills
Cognition
NIH Toolbox Cognition Battery
Motor
NIH Toolbox 9-Hole Pegboard Test
Adaptive Skills
BASC-Adaptive Skills Index
Tremor
Archimedes Spiral Drawing Test

APPLIED THERAPEUTICS

OWLS= Oral and Written Language Scales; BASC= Behavioral Assessment Scales for Children

13

Govorestat Treatment Reduced Plasma Galactitol Levels by 40% (p<0.001 vs. placebo); Improvement in Galactitol Biomarker Provided Clinical Benefit Across Activities of Daily Living, Behavior, Cognition, Adaptive Skills and Tremor

Weight Group	AT-007 Dose (QD)	% Reduction From Baseline
>40kg	15mg/kg	38.29%
20-40kg	20mg/kg	41.43%
<20kg	30mg/kg	39.83%
All groups	**15-30mg/kg**	**40.19% (p<0.001)**

- Significant improvement in galactitol biomarker vs. placebo
- Sustained over time through 18 months of treatment
- No compensatory increase in galactose or Gal-1p



Mean difference between govorestat vs. placebo (Standard scores or T scores)
10.0
7.5
5.0
2.5
0.0
-2.5
Daily Living
Behavior*
Cognition
Fine Motor
Adaptive Skills*
Receptive Language
Expressive Language
Tremor*
1.00
0.75
0.50
0.25
0.00
-0.25
Mean difference between govorestat vs. placebo (tremor rating scale)

*Several components of the BASC test (prespecified secondary endpoints) demonstrated statistically significant benefit of govorestat treatment vs. placebo at 18 months, including adaptive skills (p=0.0265); adaptability (p=0.0109); withdrawal (p=0.0064), social skills (p=0.0285); ADHD index (p=0.0420); functional impairment (p=0.0085). Tremor (another prespecified secondary endpoint) was also statistically significant at 18 months (p=0.0428).

Speech endpoints were not impacted by govorestat treatment, which is suspected to be due to lack of progression in the placebo group and concomitant speech therapy received by almost all children in the trial. Of note, patients with severe speech deficits showed a favorable trend towards improvement with AT-007 vs. placebo. Tremor is measured on a different scale vs. other tests, and is referenced by the right-hand y axis.

APPLIED THERAPEUTICS 14

Govorestat Treatment Positively Impacted Behavior, Daily Living Skills, Adaptive Skills, Cognition, Fine Motor Skills & Tremor

Clinical outcomes declined in the placebo group, while govorostat treated patients stabilized or improved over 18 months



Behavior
Behavioral Symptoms Index
p=0.0519
Withdrawal
p=0.0064
Social Skills
p=0.0285
ADHD Probability Index
p=0.0420
Daily Living Skills
Activities of Daily Living
p=0.1045
Functional Impairment
p=0.0085
Adaptive Skills
Adaptive Skills Index
p=0.0265
Adaptability
p=0.0109
Cognition
p=0.2625
Fine Motor Skills
p=0.4024
Tremor
p=0.0428
AT-007
Placebo

APPLIED THERAPEUTICS

15

Caregiver Exit Interviews Support the Clinical Meaningfulness of Govorestat Treatment Caregivers noted an improvement or stabilization of disease on all categories of symptoms in the govorestat treated group vs. placebo.* 0% 20% 40% 60% 80% 100% govorestat placebo % Change Behavior (Emotional) improved no change worsened 0% 20% 40% 60% 80% 100% govorestat placebo % Change Behavior (Social) improved no change worsened 0% 20% 40% 60% 80% 100% govorestat placebo % Change Cognition improved no change worsened 0% 20% 40% 60% 80% 100% govorestat placebo % Change Motor Skills improved no change worsened 0% 20% 40% 60% 80% 100% govorestat placebo % Change Speech improved no change worsened *Exit interviews were performed prior to study unblinding to prevent bias 16

Galactitol Reduction Correlated with Clinical Outcomes Benefit Galactitol level at 3 months statistically correlated with change in clinical outcomes at 18 months CFB= Change From Baseline; correlation plots include data for all subjects who completed the same BASC test at baseline and 18 months (e.g. preschool, child, adolescent) 17

Safety Summary 18 • Govorestat was safe and well-tolerated with no serious adverse events • All adverse events were mild to moderate • Adverse events & lab values were balanced between govorestat and placebo groups Placebo (N=16) Number (%) of Subjects Govorestat (N=31) Number (%) of Subjects Subjects reporting at least one TEAE 16 (100%) 30 (96.8%) Gastrointestinal disorders 11 (68.8%) 23 (74.2%) Hepatic enzyme increased 2 (12.5%) 8 (25.8%) Urine albumin/creatinine ratio increased 7 (43.8%) 5 (16.1%) Urine protein/creatinine ratio increased 3 (18.8%) 2 (6.5%) Renal & urinary disorders 1 (6.3%) 3 (9.7%) Infections and infestations 10 (62.5%) 18 (58.1%) TEAE= treatment emergent adverse event; Refers to patients having reported at least 1 term in AE category; AE, adverse event

Strong Demand for Galactosemia Education and Treatment from Caregivers and HCPs 19 Awards Engaging the Galactosemia Community through Social 35,000+ post views 537 Facebook followers Support and Education at Galactosemia.com 100,000+ website visitors Sharing the Galactosemia Story via 2D & 3D MOD Videos 48,000+ complete video views // 80,000+ high valued engagements //

Govorestat (AT-007) SORD DEFICIENCY Preclinical proof of concept demonstrated Positive pilot study completed Registrational Phase 3 study positive interim 12-month data • Orphan Drug Designation

SORD Deficiency is a Rare Neurological Disease with No Approved Therapies and High Unmet Need Disease Overview • Sorbitol Dehydrogenase Deficiency (SORD Deficiency) is a progressive, debilitating hereditary neuropathy that affects peripheral nerves and motor neurons, resulting in significant disability, loss of sensory function and decreased mobility • Autosomal recessive genetic disease, caused by mutations in the SORD gene resulting in loss of SORD enzyme function • Average age of onset is 17 years old Standard of Care/ Diagnosis • No approved therapies to treat SORD Deficiency • Genetic testing commercially available (GeneDx) • Prior to 2020, patients were diagnosed symptomatically as CMT2 or dHMN; new screening efforts are quickly re-categorizing CMT2/dHMN patients with SORD • Primarily treated by neurologists/ neuromuscular specialists at Inherited Neuropathy Consortium (INC) Centers of Excellence Mechanism of Disease • Patients with SORD Deficiency are unable to metabolize sorbitol • Aldose Reductase converts glucose to sorbitol, which then accumulates at up to 100X normal levels in patients with SORD Deficiency • Sorbitol is toxic to cells (especially neurons), resulting in osmotic stress, redox derangement and energetic destabilization Market Size/ Opportunity • ~3,300 individuals in the US with SORD Deficiency; 7,000 US+EU combined • Small commercial footprint focused on KOLs at COEs • Strong patient community engagement • Payer feedback supports access/pricing • Composition of matter IP through 2037; IP covering ARI treatment of SORD Deficiency through 2040 CMT2 = Charcot-Marie-Tooth Type 2; dHMN = distal Hereditary Motor Neuropathy; COE = Centers of Excellence; ARI = Aldose Reductase Inhibitor

22 in vitro Pilot Study Phase 3 • Aldose Reductase inhibition: 1,000X greater potency • Selectivity: no off-target aldehyde reductase inhibition Animal Model • Prevents oxidative stress, neuronal degeneration and mobility phenotype in drosophila SORD model • Safe and well tolerated in healthy volunteers • 66% reduction in sorbitol vs. baseline in 8 patients with SORD Deficiency (open label) • Favorable safety and tolerability Govorestat Has Demonstrated Effectiveness in vitro, in vivo, and in a SORD Pilot Study; Phase 3 12-Month Interim Data Positive Phase 1 Healthy Volunteer • Phase 3 registrational study ongoing • Biomarker data at 3 months demonstrated 52% reduction in sorbitol (~16,000ng/ml) p<0.001 vs. placebo • Positive 12-month interim data: correlation of sorbitol with clinical outcomes & improvement on CMT-HI Cell Data • Reduces sorbitol levels in cultured fibroblasts and motor neurons from SORD Deficiency patients CMT-HI= CMT Health Index patient reported outcome measure; p=0.01 at 12 months

23 Aldose Reductase Inhibition Addresses the Underlying Cause of SORD Neuropathy by Preventing Conversion of Glucose to Sorbitol sorbitol Hexokinase Pathway ALDOSE REDUCTASE Energy polyol pathway AT-007 • People with SORD Deficiency are missing the SORD enzyme, which follows Aldose Reductase in the polyol pathway o As a result, people with SORD Deficiency are unable to metabolize sorbitol o Sorbitol accumulates in blood, cells and tissues at very high levels o High toxic sorbitol levels result in cell death and tissue degeneration, leading to neuropathy SORD Fructose Energy Production sorbitol sorbitol sorbitol glucose glucose

24 Govorestat Treatment Reduces Sorbitol Levels in SORD Patient Cells; Prevents CNS Phenotype in a Drosophila SORD Deficiency Model • Sorbitol accumulation causes mitochondrial dysfunction and reactive oxygen species formation, resulting in axonal neuropathy • Treatment with govorestat (AT-007) reduces sorbitol and prevents downstream neuronal damage • Govorestat treatment normalizes lower limb function in drosophila sorbitol (ng/ug protein) Oral presentation Peripheral Nerve Society Annual meeting 2021: Pre-Clinical Treatment Studies of SORD Neuropathy with Novel Aldose Reductase Inhibitor (Rebelo et al); Yi Zhu, Amanda G. Lobato*, Adriana P. Rebelo, Tijana Canic, Sheyum Syed, Christopher Yanick, Mario Saporta, Michael Shy, Riccardo Perfetti, Shoshana Shendelman, Stephan Züchner, R. Grace Zhai, Aldose reductase inhibitor AT-007 prevents neurodegeneration and mitochondrial dysfunction in sorbitol dehydrogenase deficiency-induced neuropathy, 2022, manuscript under review; also presented at PNS 2022 0 1000 2000 3000 4000 5000 Sorbitol Reduction in Patient Fibroblasts with Govorestat (AT-007) Treatment Healthy Control SORD Vehicle SORD 100uM AT-007 (48h) SORD 100uM AT-007 (96h) Govorestat (AT-007) Prevents the SORD Disease Phenotype in Drosophila SORD mutant flies treated with vehicle (DMSO) or 20ug/ml AT-007 in food for 40 days after eclosion (DAE) AT-007 treatment prevented neuronal degeneration, as visualized by the presence vacuolar structures p<0.001 Average Speed (mm/s) Movement Direction Fly geotactic activity was recorded using an automated monitoring system. yw flies (control) treated with DMSO and SORD deficient flies treated with DMSO or 10 μg/ml AT- 007 at 10 DAE. Data are presented as mean ± SE, **p < 0.01 from trial-by-trial comparisons. Neuropathy Locomotor Activity

AT-007 Significantly Reduced Sorbitol in Patients with SORD Deficiency in 30-Day Open-Label Pilot Trial 25 Mean baseline sorbitol level was ~38,000ng/ml Pilot open-label study data in 8 SORD patients demonstrated 66% mean reduction in sorbitol (range 54%-75%) sorbitol (ng/ml) 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 1 2 3 4 5 6 7 8 Sorbitol Level Baseline vs. Govorestat Treatment Baseline Govorestat 20mg/kg once-daily Safety • Govorestat safe and well tolerated; no SAEs Pharmacokinetics/ Pharmacodynamics • Rapid and sustained reduction in sorbitol • No compensatory increase in glucose level Sorbitol Correlation with Severity • Baseline sorbitol correlated with disease severity • Higher sorbitol level was associated with greater disability, need for leg braces, and upper limb involvement (tremor/ weakness) ↓ 65% ↓ 59% ↓ 67% ↓ 75% ↓ 66% ↓ 67% ↓ 69% ↓ 54%

PHASE 3

SORD Neuropathy Phase 3 Registrational Study (INSPIRE)

Double-Blind, Randomized, Placebo-Controlled Multi-Center Study in ~50 SORD Patients ≥16 years old

Baseline Clinical Outcomes & Sorbitol; Randomization to Active or Placebo (2:1)

Primary Biomarker Efficacy: Reduction in sorbitol vs. baseline at 3 months
Exploratory Biomarker: NFL reduction at 3 months

CMT-FOM lower limb domain (10m walk/run)
CMT-HI (patient reported outcome)
Muscle MRI

Placebo cross to active once treatment effect on outcomes is demonstrated

Placebo

3 Month
Biomarker Readout

12 Month
Interim Assessment

24 Month
Clinical Outcomes
(expected Q1 2025)

Cross-sectional analysis of the first cohort in the INSPIRE trial confirms that sorbitol level statistically correlates with clinical outcomes

CMT-FOM Domains and Tests

Domain	Test item
Strength	Handgrip,[a] n Foot plantar flexion,[a] n Foot dorsiflexion,[a] n
Upper limb function	Functional dexterity test,[a] s 9-hole peg test,[a] s
Lower limb function	10-m walk/run, s Stair climb, s Sit to Stand, 30 s
Balance	Stance with eyes open,[a] s Stance with eyes closed,[a] s Single leg stance,[a] s
Mobility	Timed up and go, s 6-min walk test,[a] m

outcome	variable	constant	p value
10MWR	sorbitol	age	p<0.05
4-stair-climb	sorbitol	age	p<0.05
sit-to-stand	sorbitol	age	p<0.05

- Statistically significant correlation of sorbitol with lower limb clinical outcome measures
- Confirms sorbitol as a key driver of disease severity and disease progression over time
- Supports lower limb metrics evaluated in INSPIRE Phase 3 trial

CMT = Charcot-Marie-Tooth, FOM = Functional Outcomes Measure, HI = Health Index, MRI = Magnetic Resonance Imaging, 10MWR = 10-Meter Walk/Run

APPLIED THERAPEUTICS
26

Govorestat Significantly Reduced Sorbitol Levels in the Ph 3 INSPIRE Trial 3 Month Sorbitol Reduction Interim Analysis 27 Mean baseline sorbitol level was ~29,000ng/ml Govorestat (AT-007): 52% Reduction in Sorbitol from Baseline (~16,000ng/ml) p<0.001 vs. placebo sorbitol reduction (ng/ml) Placebo AT-007 20mg/kg once-daily Safety • Govorestat safe and well tolerated Clinical Impact of Sorbitol Reduction • Sorbitol reduction expected to impact clinical outcomes, including primary clinical outcome measure 10m walk/run test • NFL: Neurofilament Light Chain (NFL) decreased in the govorestat treated group but increased in the placebo group (p=0.027)* -80 -70 -60 -50 -40 -30 -20 -10 0 10 AT-007 (20mg/kg) Placebo -25,000 -20,000 -15,000 -10,000 -5,000 0 5,000 AT-007 (20mg/kg) Placebo sorbitol reduction (%) *percent change from baseline ANCOVA analysis

INSPIRE Trial 12 Month Interim Data Overview 28 Co-primary endpoints at 12 month analysis: • Primary clinical efficacy endpoint: Statistically significant correlation between sorbitol levels and change in clinical outcomes at 12 months of treatment on combined measures of the CMT Functional Outcome Measures (CMT-FOM) lower limb domain (10 meter walk-run test, 4 stair climb, and sit to stand test), 6-minute walk test and dorsiflexion (p=0.05) • Primary pharmacodynamic/ biomarker endpoint: Sustained reduction in sorbitol level in patients treated with govorestat at 12 months, which was statistically significant compared to placebo (p<0.001). Secondary Endpoints • Highly statistically significant effect (p=0.01) impact of govorestat on the CMT Health Index (CMT-HI), an important patient-reported outcome measure of disease severity and well-being; aspects of the CMT-HI that demonstrated a treatment effect included lower limb function, mobility, fatigue, pain, sensory function, and upper limb function. • Trends (not statistically significant) on CMT-FOM measures linked to walking ability, such as 10MWR, dorsiflexion and 6 minute walk test o No substantial effect on stair climb or sit-to-stand test Safety • Govorestat was safe and well tolerated, with similar incidence of adverse events between active and placebo-treated groups Study will continue in blinded format to 24 months

29 Govorestat Treated Patients Demonstrated a Statistically Significant Improvement in CMT-Health Index (CMT-HI) Scores at 12 Months (p=0.01 vs. placebo) Lower score (negative change from baseline) represents improvement in disease symptoms; measures with “8” were statistically significant vs. placebo with p<0.05

30 Govorestat Treated Patients Demonstrated Trend Towards Improvement in 10MWR, Dorsiflexion and 6 Minute Walk at 12 Months For foot Dorsiflexion, the estimate and the CI were divided by 10 in order to present within the x−axis range (actual values are 10X the values on the slide); For 6-minute walk, the estimate and the CI were divided by 50 in order to present within the x−axis range (actual values are 50X the values on the slide). For 10 Meter Walk/Run and 4 Stair Climb, the 'change from baseline' value has been reversed (multiplied by -1) in order to maintain consistency of direction of interpretation in the forest plot

31 Placebo N=18 n (%) Govorestat N=38 n (%) Combined N=56 n (%) Randomized 18 (100.0%) 38 (100.0%) 56 ( 100.0%) Ongoing 17 ( 94.4%) 34 ( 89.5%) 51 ( 91.1%) Discontinued 1 (5.6%) 4 (10.5%) 5 (8.9%) Reason for Discontinuation: Adverse Event 0 ( 0.0%) 3 (7.9%) 3 (5.4%) Reason for Discontinuation: Withdrawal By Subject 1 (5.6%) 1 ( 2.6%) 2 ( 3.6%) Patient Disposition & Safety Govorestat safe and well-tolerated; adverse events balanced between govorestat and placebo groups Placebo (N=18) n (%) Govorestat (N=38) n (%) Overall (N=56) n (%) Treatment Emergent Adverse Events (number of patients reporting any adverse event during the study)1 15 (83.3%) 34 (89.5%) 49 (87.5%) Mild 12 (66.7%) 33 (86.8%) 45 (80.4%) Moderate 5 (27.8%) 8 ( 21.1%) 13 (23.2%) Severe 0 (0.0%) 1 (2.6%)2 1 (1.8%) 2 Serious Adverse Events 0 (0.0%) 1 (2.6%)3 1 (1.8%)3 Deaths 0 (0.0%) 0 (0.0%) 0 (0.0%) 1.some patients reported more than one adverse event, so the sum of mild, moderate and severe is larger than the number of patients reporting an adverse event; 2. the severe adverse event was a recurrence of a pre-existing condition; 3. the serious adverse event was a motorcycle accident.

Inherited Neuropathy Consortium Centers of Excellence and Global CMT Registries Exist to Support Diagnosis and Treatment



US
University of Minnesota
Wayne State University, Detroit
University of Rochester
Massachusetts General Hospital, Boston
Connecticut Children's Medical Center
University of Colorado
University of Pennsylvania School of Medicine
Children's Hospital of Philadelphia
Stanford University
Cedars-Sinai Medical Center
Johns Hopkins University, Baltimore
University of Miami
Nemours Children's Clinic
University of Iowa, Iowa City



UK & EU
National Hospital for Neurology University College London
Greater Ormond St. Hospital for Children, London
Charles University Hospital, Prague
C. Fondazione IRCCS Istituto Neurologica Carlo Besta, Milan

Centers participating in INSPIRE Phase 2/3 trial

APPLIED THERAPEUTICS
www.rarediseasesnetwork.org/cms/inc/centers#CSMC.
32

33 Aldose Reductase Inhibition Improves PMM2 Activity Govorestart Granted Orphan & Pediatric Rare Disease Designation for PMM2-CDG; Single-Patient IND Open – Phase 2 Ready sorbitol glucose Normal Metabolism ALDOSE REDUCTASE Protein Glycosylation polyol pathway activation Govorestat • AR inhibition blocks the polyol pathway, restoring glucose flow through normal metabolic pathways o Promotes proper balance of precursor sugars necessary for protein glycosylation o Results in increased PMM2 activity and protein glycosylation glucose % Increase in PMM2 Activity (50nM Govorestat vs. Untreated) 0 10 20 30 40 50 60 70 80 F183S; R141H R141H; P113L R141H; N216I R141H; F119L R141H; F68C Govorestat Treatment Increases PMM2 Activity in a Wide Range of Mutations PMM2-CDG†, is an ultra-rare mutation of the PMM2 gene (phosphomannomutase) which results in loss of PMM2 protein function and systemic deficient glycosylation of proteins, disrupting the function of critical tissues and organs Sorbitol is a biomarker of PMM2-CDG severity High unmet need with no approved therapies; ~1K cases WW, 20% infant mortality Program has received Orphan Designation and Pediatric Rare Disease Designation from FDA

AT-001 DIABETIC CARDIOMYOPATHY Phase 1/2 pilot study completed Phase 3 study completed

Diabetic Cardiomyopathy (DbCM) is a Form of Heart Failure Affecting ~20% of Diabetics; Significant Unmet Need with No Approved Treatments Disease Overview • Form of Heart Failure (Stage B) causing structural cardiac damage and resulting in decreased cardiac functional capacity • Affects ~20% of diabetics • Diagnosed by echocardiogram or elevated cardiac biomarkers (NTproBNP or troponin) Standard of Care • No approved therapies to treat DbCM or prevent progression to overt heart failure/ death • Once DbCM patients have developed overt HF, they are eligible for standard HF therapies in addition to standard diabetes treatments Mechanism of Disease • Hyperactivation of the polyol pathway is a key underlying mechanism in DbCM • Aldose Reductase activation causes intracellular sorbitol accumulation, osmotic stress, cell death, generation of ROS and impaired cardiac energetics • Previous AR inhibitors demonstrated clinical efficacy, but were associated with off-target safety signals due to lack of selectivity Market Size/ Opportunity • Blockbuster potential • Addressable population of ~6M patients US, 5M in EU5 • Anticipated pricing in line with Entresto & SGLT2s • Composition of matter IP through 2031 (not including extensions) Brownlee M. Diabetes Care. 2005;54(6):1615-1625; Miki T, et al. Heart Fail Rev. 2013;18(2):149-166.

Diabetic Cardiomyopathy: Mechanism of Disease


glucose
Normal Metabolism
Energy
polyol pathway activation
glucose
ALDOSE REDUCTASE
sorbitol
AT-001
Osmotic stress
Oxidative damage
Energy depletion
Cell death

Both Type 1 and Type 2 diabetes results in hyperglycemia; the polyol pathway is then hyperactivated to rid the body of the excess glucose

Aldose Reductase, the first and rate limiting enzyme in the polyol pathway, converts this glucose into sorbitol and eventually fructose

Excess sorbitol and fructose cause several downstream processes that result in cell death, including osmotic dysregulation and ROS formation

AR activation also detracts glucose from the energy efficient hexokinase/glycolytic pathway, resulting in less energy production for cardiomyocytes

This results in heart fibrosis, a “hardening” of the heart muscle, which means it cannot effectively pump blood to the rest of the body

APPLIED THERAPEUTICS

Brownlee M. Diabetes Care. 2005;54(6):1615-1625; Miki T, et al. Heart Fail Rev. 2013;18(2):149-166.

36

37 in vitro Cell Culture Phase 1/2 Phase 3 Study • Aldose Reductase inhibition: 1,000X greater potency • Selectivity: no off-target aldehyde reductase inhibition Prevents ROS formation, mitochondrial dysfunction and senescence in cells in culture Animal Model Improves cardiac energetics and prevents cardiac functional abnormalities in a DbCM mouse model • Normalizes sorbitol (PD biomarker) to healthy volunteer levels in patients with T2DM • Reduces levels of cardiac stress biomarker (NT-proBNP) • Safe/ well tolerated • ARISE-HF Phase 3 study topline data available • Strong trend on primary endpoint; statistically significant in subgroup of patients not on SGLT2 or GLP1 AT-001 Has Demonstrated Effectiveness in vitro, in vivo, and in Phase 1/2 Clinical Trials; Phase 3 Completed

38 Poster # 632: “Addressing safety and specificity with aldose reductase inhibition: development of AT-001 for diabetic cardiomyopathy” 56th Annual Meeting of the European Association for the Study of Diabetes (EASD) Sept 2020 In Vitro: AT-001 Provides Greater Potency and Improved Target Selectivity vs. “Old” Aldose Reductase Inhibitors 0 20 40 60 80 100 0.1nM 1nM 10nM 100nM 1uM 10uM 100uM % Aldose Reductase Inhibition Inhibitor Concentration (AT-001 or zopolrestat) Aldose Reductase Inhibition 0 10 20 30 40 50 0.1uM 1 uM 10 uM 50 uM 100 uM % Aldehyde Reductase Inhibition Inhibitor Concentration (AT-001 or zopolrestat) Aldehyde Reductase Inhibitory Activity PRE-CLINICAL AT-001 demonstrated improved IC50 and IC90 vs. zopolrestat Unlike zopolrestrat, AT-001 does not inhibit Aldehyde Reductase AT-001 zopolrestat AT-001 zopolrestat Data based on In Vitro Enzyme Inhibition & Cultured Hepatocytes Compound IC50 MTD in animals Tissue Penetration (in rats) Systemic/ Heart Nerve Retina CNS AT-001 30pM >2,000mg/kg ü ü ü X zopolrestat 10nM 100mg/kg ü ü X X zopolrestat Inhibition of Aldose Reductase Clinical Efficacy Inhibition of Aldehyde Reductase (Off-Target) Hepatotoxicity AT-001 Selective Inhibition of Aldose Reductase Clinical Efficacy Applied Therapeutics’ AT-001 was developed to selectively inhibit Aldose Reductase with 1,000X greater potency and without off-target inhibition of Aldehyde Reductase2

Dihydroethidium(DHE) staining for cytosolic reactive oxygen species HG HG + AT001 DHE HG- NHK cells exposed to 25mM glucose for 48hrs HG + AT001 - cells treated with 0.18nM AT001 along with above mentioned HG exposure Cytosolic reactive oxygen species attenuated by AT 001 in skin cells treated with high glucose MitoSOX staining for Mitochondrial reactive oxygen species MitoSOX HG 48hrs HG 48hrs + AT001 HG- NHK cells exposed to 25mM glucose for 48hrs HG + AT001 - cells treated with 0.18nM AT001 along with above mentioned HG exposure Mitochondrial reactive oxygen species attenuated by AT 001 in skin cells treated with high glucose 39 Poster #629: “AT-001 a new aldose reductase inhibitor with improved selectivity and specificity protects from cellular damage” 56th Annual Meeting of the European Association for the Study of Diabetes (EASD) Sept 2020 AT-001 Treatment Prevents Reactive Oxygen Species Generation & Mitochondrial Stress Caused by High Glucose Exposure %SA-β-galactosidase positive of Total cells 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 Veh HG AT-001 HG + AT-001 Quantitation of Cell Senescence Via SA-β-gal Staining HG- NHK cells exposed to 25mM glucose (high glucose) for 48hrs HG + AT-001 - cells treated with 0.18nM AT-001 along with above mentioned HG exposure • In patients with diabetes, metabolism of glucose through the polyol pathway results in generation of Reactive Oxygen Species (ROS), which has been identified as a key mediator of tissue damage and causal in diabetic complications. Selective inhibition of AR reduces oxidative stress and mitigates these complications. • AT-001 prevents the production and accumulation of ROS as assessed by both DHE quantitation and MitoSOXTM staining, demonstrating effective reduction of oxidative damage in the cytosol and mitochondria of cells. • Evaluation via SA-β-gal staining showed less senescence in cells exposed to high glucose in the presence of AT-001 Dihydroethidium (DHE) Staining for Cytosolic ROS MitoSOX™ Staining for Mitochondrial ROS PRE-CLINICAL

40 0 5 10 15 20 0 20 40 60 80 100 120 140 vehicle AT-001 METHODS & EXPERIMENTAL DESIGN 60% High-Fat Diet Week Mouse euthanized & heart extracted for isolated working heart perfusion Echo Echo AT-001 (20 mg/kg daily) C57BL/6J hAR-Tg 8 weeks old Streptozotocin (75 mg/kg) hAR-Tg: human Aldose Reductase overexpressing transgenic mice 0 4 7 10 AT-001 Improves Cardiac Energetics, Prevents Cardiac Dysfunction and Prevents Fibrosis in an Animal Model of DbCM µmol/min/g.dry wt Cardiac Efficiency (Oxygen Consumption) 0 50 25 75 vehicle AT-001 Glucose Oxidation nmol/min/g.dry wt 0 300 150 450 vehicle AT-001 nmol/min/g.dry wt Palmitate Oxidation 0 500 1,000 1,500 vehicle AT-001 E/e’ ratio 0 15 30 45 vehicle AT-001 * * * * * = p<0.01 PRE-CLINICAL AT-001 Improves Cardiac Energetics AT-001 Improves Cardiac Function and Prevents LVH AT-001 Prevents Fibrosis and Adverse Remodeling AT-001 Treatment in a DbCM Mouse Model (Design) LV Mass Cor (mg) LV Mass * 0 200 400 600 800 1000 * Cardiomyocyte Hypertrophy Cardiomyocytes Cross-sectional Area (µm2) vehicle AT-001 Fibrosis Quantitation (via Pico-Red) * vehicle AT-001 Keshav et al Pharmacological Inhibition of Aldose Reductase by AT-001 Prevents Abnormal Cardiac Energy Metabolism and Improves Heart Function in an Animal Model of Diabetic Cardiomyopathy, AHA 2020; Keshav et Al Aldose Reductase Inhibition By At-001 Alleviates Fibrosis and Adverse Remodeling In Diabetic Cardiomyopathy By Reducing Myocardial Fatty Acid Oxidation, AHA 2022 Scale: 100 µm vehicle AT-001 Fibrosis Staining (via Pico-Red)

PHASE 3

DbCM Phase 3 Study (ARISE-HF) Design

Randomized, Placebo-Controlled Study in DbCM Patients at High Risk of Progression

1:1:1 Randomization

- Placebo
- AT-001 1,000 mg
- AT-001 1,500 mg

Efficacy (15 Months)

Primary Endpoint: Cardiac Functional Capacity (as measured by Peak VO_2 change from baseline)

Prespecified subgroup analysis of patients not on SGLT2 or GLP1

Secondary Endpoints:

- Clinically significant worsening ($\geq$6% Δ in Peak VO_2)
- NT-ProBNP
- KCCQ
- PASE

- Enrolled patients with DbCM at high risk of progression to overt heart failure
- n=675 (225/arm)
- Twice-daily oral dosing
- Add-on to standard of care diabetes therapies

Key Inclusion Criteria:

- Diagnosis of Type 2 Diabetes
- Age: ≥60 years, or ≥40 years with duration of diabetes >10 years
- Demonstration of DbCM/ Stage B Heart Failure
- LVEF> 45% and at least one of the following: echocardiographic abnormalities or NTProBNP > 50 pg/ml, or HsTNT > 6 ng/L
- RER > 1.05
- Peak VO2 <75% of age/gender predicted normal

Key Exclusion Criteria:

- Diagnosis or signs of overt/symptomatic heart failure
- Use of a loop diuretic
- History of CAD, MI, ACS, CABG, PCI, stroke
- History of severe valve disease, clinically significant arrhythmia, or other cause of cardiomyopathy
- Severe disease impacting implementation of the protocol or performance of a CPET
- SBP >140 mmHg or DBP >90 mmHg
- BMI >45 kg/m2
- HbA1c >8.5%
- eGFR <45 mL/min/1.73 m2

APPLIED THERAPEUTICS

41

PHASE 3

DbCM Phase 3 Topline Results

Positive Effect of AT-001 on Cardiac Functional Capacity; Statistically Significant in Patients not on SGLT2/GLP1


Analysis in All Patients
Peak VO2 Mean Change from Baseline +/- SE
p=0.210
Baseline
Month 15
Patients not on SGLT2/GLP-1
Peak VO2 Mean Change from Baseline +/- SE
p=0.0.040
Baseline
Month 15
AT-001 1500 mg
Placebo

	Placebo (N=230)	AT-001 1000mg (N=228)	AT-001 1500mg (N=231)
Serious Adverse Events (SAEs)	33 (14%)	28 (12%)	40 (17%)
Treatment-Emergent Adverse Events (TEAEs)	182 (79%)	186 (82%)	187 (81%)
Treatment-Related Discontinuations	9 (3.9%)	22 (9.6%)	22 (9.5%)

- AT-001500mg stabilized cardiac functional capacity, as measured by Peak VO2, (-0.01ml/kg/min) while the placebo group declined (-0.31ml/kg/min) (p=0.210)
- Impact of AT-001 was statistically significant in a prespecified subgroup analysis of patients not on SGLT2 or GLP1 treatment: placebo declined (-0.54 ml/kg/min), while the AT-001 high dose group improved (+0.08 ml/kg/min) (p=0.040)
- Patients with clinically significant worsening ($\geq$6% on Peak VO_2) was substantially higher in the placebo group (46%) as compared to the AT-001 high dose group (32.7%), odds ratio 0.56 (p=0.035).
- Effect of AT-001 was dose dependent; low dose demonstrated an intermediate effect between the high dose and placebo
- Favorable safety and tolerability profile

APPLIED THERAPEUTICS

43 Applying Science to Transform Lives Our mission is to create transformative, life-changing treatments for patients who desperately need them Targeting pathways with known roles in pathogenesis Novel compounds with improved potency/selectivity SCIENCE Clinical efficacy confirmed via biomarkers Pursuing expedited regulatory pathways Fatal or debilitating diseases with no approved therapies Limited / no competition DEVELOPMENT MARKET